                        MORLEY CAPITAL ACCUMULATION FUND

                       SUPPLEMENT DATED SEPTEMBER 17, 1999
                                       TO
                        PROSPECTUS DATED FEBRUARY 1, 1999


Effective September 1, 1999, the fund administration services previously performed for The Morley Capital Accumulation Fund by Nationwide Advisory Services, Inc. ("NAS") were transferred to Villanova SA Capital Trust ("VSA"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. After the transfer, there was no change in the fees charged to the Fund for fund administration services.

VSA was organized in 1999 and has its principal offices at Three Nationwide Plaza, Columbus, Ohio 43215.

All references in the Prospectus to Nationwide Advisory Services, Inc. in its capacity as the Fund's administrator should be changed to Villanova SA Capital Trust. Nationwide Advisory Services, Inc. remains the Fund's distributor.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE

                       STATEMENT OF ADDITIONAL INFORMATION

                  FEBRUARY 1, 1999 (REVISED SEPTEMBER 17, 1999)

                            NATIONWIDE MUTUAL FUNDS
                 (FORMERLY NATIONWIDE INVESTING FOUNDATION III)

                        MORLEY CAPITAL ACCUMULATION FUND


        This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus, dated February 1, 1999, as supplemented September 17, 1999 for the Morley Capital Accumulation Fund (the "Fund"). The Prospectus provides the basic information investors should know before investing and may be obtained without charge by calling the Transfer Agent at 1-800-848-0920.

        This Statement of Additional Information is not an offer by the Fund to an investor that has not received a Prospectus. No broker/dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in the Prospectus and this Statement of Additional Information, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.
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
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                                         Table of Contents
                                                                                              Page
INVESTMENT OBJECTIVES AND POLICIES.............................................................  1
        ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS..................  1
        INVESTMENT RESTRICTIONS................................................................ 11
        PORTFOLIO TURNOVER..................................................................... 12
        FUND TRANSACTIONS AND BROKERAGE ALLOCATION............................................. 12

MANAGEMENT OF THE FUND......................................................................... 14
        TRUSTEES AND OFFICERS.................................................................. 14
        INVESTMENT ADVISORY AND OTHER SERVICES................................................. 16

REDEMPTION OF FUND SHARES...................................................................... 20

TAXATION....................................................................................... 21

FINANCIAL STATEMENTS........................................................................... 24

PERFORMANCE INFORMATION........................................................................ 24

APPENDIX....................................................................................... 26

INVESTMENT OBJECTIVES AND POLICIES

        The investment objective of the Fund is to provide investors with a high level of current income while preserving principal and maintaining a stable net asset value per share. The Fund seeks to achieve its investment objectives by investing its net investable assets in a diversified portfolio of investment grade securities, money market instruments, options, futures and other instruments ("Securities") and by entering into book value benefit responsive agreements ("Wrapper Agreements") (together "Portfolio Securities") with large financial institutions, such as banks and insurance companies. There can, of course, be no assurance that the Fund will achieve its investment objectives. The Fund is a separate series of Nationwide Mutual Funds (formerly Nationwide Investing Foundation III) (the "Trust"), an open end management investment company created as a business trust under the laws of Ohio by a Declaration of Trust dated as of October 30, 1997, as subsequently amended.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

        The following is a discussion of certain investments of, and techniques employed by, the Fund.

        Financial Services Industry Obligations. The Fund may hold short-term investments in each of the following obligations of the financial services industry:

                (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

                (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

                (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

In addition, the Fund may hold other short-term investments, such as commercial paper, which are short-term (maturities of 270 days or less) unsecured promissory notes issued by corporations.

        Mortgage-Related Securities. Mortgage-related securities include securities representing interests in a pool of mortgages. These securities, which may be issued by FNMA, GNMA and FHLMC, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. The Fund will invest in pools of mortgage loans assembled for sale to investors by agencies or instrumentalities of the U.S. Government and by non-governmental entities such as banks, mortgage lenders, other financial institutions and special purpose vehicles thereof ("Non-Governmental Entities"). Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

        Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICS"). CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other

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
mortgage-backed securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service or make scheduled distributions on the multi-class pass-through securities. The Fund may invest in CMOs, REMICs and multi-class pass-through securities (collectively, "CMOs" unless the context indicates otherwise) issued by agencies or instrumentalities of the U.S. Government (such as FHLMC) or by Non-Governmental Entities.

        CMOs may be issued with a variety of classes or "tranches," which have different maturities and are often retired in sequence. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate. These "Floating Rate CMOs" typically are issued with lifetime "caps" on their coupon rate, which means that there is a ceiling beyond which the coupon rate may not be increased. The coupon rate on some Floating Rate CMOs may change as a multiple of the change in the relevant interest rate. As a result, any increase in the index rate may cause a correspondingly greater increase in the coupon rate, and any decrease in the index rate may cause a correspondingly greater decrease in the coupon rate of such Floating Rate CMOs. Likewise, changes in the index rate will have an increased effect on the market value of such Floating Rate CMOs, although in the opposite direction from the change in the index rate.

        REMICS, which have elected to be treated as such under the Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with other CMOs, the mortgages which collateralize the REMICs in which a Fund may invest include mortgages backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by Non-Governmental Entities.

        The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by the Fund will reduce their par value.

        Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

        However, rising mortgage rates will normally decrease the price of mortgage-backed securities. In the case of floating rate CMOs issued with a coupon rate cap, this decrease will usually accelerate as mortgage rates come closer to the capped rate. Further, an increase in such rates may affect the volatility of these securities since it is likely that the prepayment rate will decrease. In that event, a security that was considered a short-term security at the time of purchase could effectively be changed into a long-term security, which generally fluctuates more widely in response to changes in interest rates than short- or intermediate-term securities.

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
        STRIPS. The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value.

        When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. Such an agreement to purchase securities is termed a "forward commitment." The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment.

        The Fund may enter into such forward commitments if the Fund holds, and maintains until the settlement date in a segregated account or segregated on the books of the Fund, cash or any security that is not considered restricted or illiquid, equal to the value of the Fund's commitment and marked to market daily. There is no percentage limitation on the Fund's total assets which may be invested in forward commitments. The purchase of securities on a when-issued, delayed delivery or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on such a basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. There is also a risk that the securities may not be delivered or that the Fund may incur a loss or will have lost the opportunity to invest the amount segregated for such transaction. Although the Fund will generally enter into forward commitments with the intention of acquiring securities, the Fund may dispose of a commitment prior to settlement if UBT deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of securities purchased on a forward commitment basis.

        U.S. Government and Agency Obligations. The Fund may invest in obligations issued or guaranteed by U.S. Government, its agencies or its instrumentalities. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and GNMA, are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and FHLMC, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S.
Government.

        Futures Contracts and Options on Futures Contracts -- General. The successful use of these instruments draws upon UBT's skill and experience with respect to such instruments and usually depends on its ability to forecast interest rate movements correctly. If interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options thereon or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options thereon and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

        Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of Fixed Income Securities or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities. The Fund also may enter into futures contracts based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills, and futures contracts that are based on bonds issued by entities other than the U.S. Government.

        A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures are regulated by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act. Futures contracts trade on certain regulated contracts markets.

        When a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin will approximately equal 1% to 5% of a contract's face value. Daily thereafter, the futures contract is valued, and the Fund may have to provide additional margin or may receive back margin based upon declines or increases in the contract's value ("variation margin").

        Positions in the futures markets usually are not held until delivery or cash settlement is required. Instead, those positions usually are liquidated by buying (or selling, as the case may be) an offsetting position consisting of an identical futures contract calling for delivery in the same month. Where it appears economically beneficial to the Fund, however, the Fund may instead take delivery of underlying securities. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

        The purpose of the Fund's acquisition or sale of a futures contract is to attempt to establish more certainty with respect to the effective rate of return on its Securities. For example, if interest rates were expected to increase (which would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities held by the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate. Moreover, the Fund would be able to use the increase in the value of the futures contracts to purchase additional interest-bearing instruments, thereby to some extent reducing any difference that might otherwise develop between the Fund's current yield and the yield on newly-issued instruments of similar duration and credit quality.

        Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), the Fund may purchase futures contracts for the acquisition of debt securities to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of the underlying debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and additional margin payments made by the Fund with respect to such futures contracts.

        The Fund could accomplish similar results by selling debt securities with long maturities and investing in bonds with short maturities when interest rates are expected to increase, and by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique may enable the Fund to accomplish the same result more effectively and perhaps at a lower cost.

        As noted above, futures contracts entail risk. Although UBT believes that the use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of its debt securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet a daily additional margin requirement, it may have to sell Securities at a time when it would be disadvantageous to do so.

        Options on Futures Contracts. The Fund may purchase and write (sell) options on futures contracts for hedging purposes. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium payment, to purchase a futures contract at a specified price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract at a specified exercise price at any time before the option expires.

        Options on futures contracts can be used by the Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contracts or the underlying securities.

        In contrast to a futures transaction, in which only transaction costs are involved, benefits received by the Fund as a purchaser in an option transaction will be reduced by the amount of the premium paid in addition to transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction, other than loss of the premium paid and transaction costs. Consequently, the

Fund may benefit more from a favorable movement in the value of its Securities than it would have benefited if the hedge had been effected through the use of futures.

        If the Fund writes call options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of the securities held by, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction. This loss is reduced by the amount of premium received and may be partially offset by favorable changes in the value of its Securities.

        While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will depend on the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in UBT's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are at acceptable levels.

        The Fund will not enter into any futures contract or option on a futures contract if immediately thereafter the amount of margin deposits on all the futures contracts held by the Fund and premiums paid on outstanding options on its futures contracts (other than those entered into for bona fide hedging purposes) would exceed 5% of market value of the Fund's total assets.

        Options on Securities. The Fund may purchase and write (sell) put and call options. Such options have various types of underlying instruments, including specific securities, indices of securities prices. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price of the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

        The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

        The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

        When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. Therefore, the Fund will assume the risk of loss should the price of the underlying instrument fall below the exercise price.

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        Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

        The Fund may purchase and write options in combination with other options, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        The Fund may write (sell) covered call and put options on its Securities ("covered options") to a limited extent in an attempt to increase income. However, the Fund may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options it writes. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered, if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is maintained by the Fund in cash, U.S. Government securities and other high quality liquid securities in a segregated account with its custodian.

        If a covered call option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the net premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

        If a put option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a put option, the Fund, in exchange for the net premium, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire securities at the exercise price.

        The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

        The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's holdings.

        Put options also may be purchased by the Fund to seek to benefit from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying Securities.

        The Fund has adopted certain non-fundamental policies concerning option transactions that are discussed below. The Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

        The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. If the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that will not be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

        The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions, because the predominant market is the issuing broker rather than an exchange and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. UBT will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Trustees.

        Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

        Options and futures prices also can diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investment well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the security prices the same way. Imperfect correlation also may result from: differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

        Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume, thereby impacting their liquidity. Additionally, options and futures contracts are subject to price fluctuation limits. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions also could be impaired.

        Swaps. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon single or periodic fixed amounts. Swaps may be based on fixed interest rates, price indices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

        The Fund may engage in swaps under which one party pays a single or periodic fixed amount or an amount based upon a specified index, and the other party pays a periodic amount based on the movement of another specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss under a swap is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If a swap counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

        The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

        The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement (offset against any amounts owing to the Fund) will be accrued daily.

        Swaps are subject to the risk that the swap counterparty may not fulfill its obligations under the swap agreement. Accordingly, the Board of Trustees has established credit guidelines for the Fund governing the selection of swap counterparties. These guidelines establish a minimum credit rating for each swap counterparty and provide for certain credit enhancement techniques (for example, collateralization of amounts due from swap counterparties) to limit exposure to counterparties that have an S&P rating below A.

        The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. If UBT is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

        Asset Coverage for Swaps, Futures, and Options Positions. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures by mutual funds, and if the guidelines so require, will segregate cash or U.S. Government securities or other liquid securities in the amount prescribed. To the extent that any accrued but unpaid net amounts are owed to a swap counterparty, the Fund may also segregate assets as described above to cover such amounts and thereby avoid potential leveraging of the Fund. To the extent that the Fund enters into swaps for hedging purposes, the Fund believes that such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. In the event a large percent of the Fund's assets are segregated for coverage of swaps, futures and options positions, the Fund's ability to meet redemption requests or other current obligations could be adversely affected.

        Foreign Securities. The Fund may invest in Fixed Income Securities which are issued by foreign companies and debt obligations of foreign governments or international organizations. However, purchases of foreign securities will be limited to Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

        Foreign government obligations in which the Fund will invest generally consists of U.S. dollar denominated debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign Fixed Income Securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

        There may be less information publicly available about a foreign company or government than about a U.S. company, and foreign companies or governments are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign Securities include changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign Securities will generally result in higher commissions than investing in similar domestic securities.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed.

THE FUND:

   o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   o May not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as, and to the extent, permitted by the 1940 Act or any rule, order or interpretation thereunder.

   o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

   o May not purchase or sell real estate, except that the Fund may acquire real estate through ownership of securities or instruments and may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein) or instruments secured by real estate (including interests therein).

   o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

   o May not lend any security or make any other loan, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

   o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

The following are the non-fundamental operating policies of the Fund which may be changed by the Board of Trustees of the Trust without shareholder approval:

The Fund may not:

   o Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

   o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

   o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

   o Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

   o Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

PORTFOLIO TURNOVER

        The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever UBT believes it to be in the best interest of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objective and policies.

        The annual portfolio turnover rate for the Fund is not expected to exceed 50% of the Fund's portfolio. Higher turnover rates (i.e., 100% or more) will generally result in higher transaction costs to the Fund, as well as higher brokerage expenses and higher levels of capital gains. The portfolio turnover rates of the Fund may vary greatly from year to year and within a particular year.

FUND TRANSACTIONS AND BROKERAGE ALLOCATION

        UBT is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transaction and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price which makes up the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations and other debt obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g. securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

        The primary consideration in portfolio security transactions is "best price - best execution," i.e., execution at the most favorable prices and in the most effective manner possible. UBT always attempts to achieve best price - best execution, and it has complete freedom as to the markets in, and the broker-dealers through which, it seeks this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research, and other information or services to UBT. In placing orders with such broker-dealers, UBT will, where possible, take into account the comparative usefulness of such information. Such information is useful to UBT even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce UBT's normal research activities or expenses.

        Fund portfolio transactions may be effected with the broker-dealers who have assisted investors in the purchase of Contracts. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based in the volume of shares sold.

        There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of UBT. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when UBT believes that to do so is on the best interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

        The Trustees periodically review UBT's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over a representative period of time to determine if they are reasonable in relation to the benefits of the Fund.

        In purchasing or selling investments for the Fund, it is the policy of UBT to obtain best execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers UBT will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

        UBT may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services (as defined in Section 28(e) of the Securities and Exchange Act of 1934) which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. And such research and other information provided by brokers to UBT is considered to be in addition to and not in lieu of services required to be performed by UBT and its subsidiary agreement. The fees to UBT pursuant to its subsidiary agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Advisers in serving its other clients of UBT affiliates. Subject to the policy of UBT to obtain best execution at the most favorable prices through responsible broker-dealers,UBT also may consider the broker-dealer's sale of shares of any fund for which UBT serves as investment adviser or administrator.

        Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless and exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which UBT or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

        The Fund contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealer," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in it best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS
 OF THE TRUST

The principal occupation of the Trustees and Officers during the last five years, their ages and their affiliations are:

JOHN C. BRYANT, Trustee*, Age 63
411 Oak St., Suite 306, Cincinnati, Ohio 45219
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age 58
Otterbein College, Westerville, Ohio 43081
Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee, Age 64
169 East Beck Street, Columbus, Ohio 43206
Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*, Age 71
1397 Haddon Road, Columbus, Ohio 43209
Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University.


THOMAS J. KERR, IV, Trustee*, Age 65
4890 Smoketalk Lane, Westerville, Ohio 43081
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 43
55 E. State Street, Columbus, Ohio 43212
Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+, Age 61
One Nationwide Plaza, Columbus, Ohio 43215
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise.

NANCY C. THOMAS, Trustee+, Age 64
1733A Westwood Avenue, Alliance, Ohio, 44601
Ms. Thomas is a farm owner and operator. She is also a Director of the Nationwide Insurance Companies and associated companies.

DAVID C. WETMORE, Trustee, Age 50
11495 Sunset Hills Rd - Suite #210, Reston, Virginia 20190
Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

JAMES F. LAIRD, JR., Treasurer, Age 42
Three Nationwide Plaza, Columbus, Ohio 43215
Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc. ("NAS"), the Distributor.

CHRISTOPHER A. CRAY, Assistant Treasurer, Age 40
Three Nationwide Plaza, Columbus, Ohio 43215
Mr. Cray is Treasurer of NAS. Prior to that he was Director - Corporate Accounting of Nationwide Insurance Enterprise.

ELIZABETH A. DAVIN, Secretary, Age 34
Three Nationwide Plaza, Columbus, Ohio 43215
Ms. Davin is a member of Dietrich, Reynolds & Koogler, the Trust's legal counsel.

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

* Members of the Executive Committee. Mr. McFerson is Chairman. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Bylaws.

Gasper, Bryant, Doody, DeVore, Duncan, Kerr, Kridler, Wetmore and Woodward are also Trustees, and Laird, Cray and Davin are also officers of the Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies in the Nationwide fund complex.

All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

The Trustees receive fees as described below and reimbursement for expenses of attending board meetings from the Trust. NAS and UBT, each paying a pro rata share for the funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement, for the fiscal period ended October 31, 1998. In addition, the table sets forth the total compensation paid to the Trustees from all funds in the Nationwide Fund Complex, including the predecessor investment companies to the Trust, for the fiscal year ended October 31, 1998. Trust officers receive no compensation from the Trust in their capacity as officers.

                                           COMPENSATION TABLE

                                                              PENSION
                                                             RETIREMENT
                                           AGGREGATE          BENEFITS         ANNUAL         TOTAL
                                          COMPENSATION       ACCRUED AS       BENEFITS    COMPENSATION
NAME OF PERSON,                               FROM          PART OF FUND        UPON      FROM THE FUND
POSITION                                    THE TRUST         EXPENSES       RETIREMENT      COMPLEX**
John C. Bryant, Trustee                      $10,000            --0--          --0--         $21,000
C. Brent DeVore,  Trustee                     10,000            --0--          --0--          12,250
Sue A. Doody, Trustee                         10,000            --0--          --0--          21,000
Robert M. Duncan,  Trustee                    10,000            --0--          --0--          21,000
Thomas J. Kerr, IV,  Trustee                  10,000            --0--          --0--          21,000
Douglas F. Kridler, Trustee                   10,000            --0--          --0--          21,000
Dimon R. McFerson, Trustee                     --0--            --0--          --0--           --0--
Nancy C. Thomas,  Trustee                     10,000            --0--          --0--          10,000
David C. Wetmore, Trustee                     10,000            --0--          --0--          12,250

** The Fund Complex includes Trusts comprised of thirty investment company portfolios.

INVESTMENT ADVISORY AND OTHER SERVICES

        General. Under the terms of the Trust's investment advisory agreement with UBT (the "Investment Advisory Agreement"), UBT manages the Fund subject to the supervision and direction of the Board of Trustees. UBT will: (i) act in strict conformity with the Declaration of Trust and the 1940 Act, as the same may from time to time be amended; (ii) manage the Fund in accordance with the Fund's investment objectives, restrictions and policies; (iii) make investment decisions for the Fund; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Fund.

        As of December 31, 1998 the Fund had not commenced investment operations and had not incurred investment advisory fees.

        UBT has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, UBT will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of UBT, its parent or its affiliates and, in dealing with its customers, UBT, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by UBT or any such affiliate.

        Control and Management of Investment Adviser. Morley Financial Services, Inc. ("MFS") owns 100% of the issued and outstanding voting securities of UBT. MFS, an Oregon corporation, is a wholly owned subsidiary of Villanova Capital, Inc., a holding company which is primarily owned by Nationwide Financial Services, Inc. ("NFS"), also a holding company, with two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise.

        UBT is the investment adviser to the Fund. UBT is a state bank and trust company chartered in 1913 and reorganized under the laws of the state of Oregon in 1992.

        UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is relatively stable. UBT currently has approximately $1.0 billion under management. UBT also acts as custodian with respect to similar fixed income assets.

        Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement dated February 1, 1999, UBT manages the investment of the assets of the Fund in accordance with the policies and procedures established by the Trustees.

UBT pays the Fund's pro rata share of the compensation of the Trustees who are interested persons of the Trust and officers and employees of UBT. UBT also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund.

The Investment Advisory Agreement also specifically provides that UBT, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that UBT may render similar services to others.

Subject to the Fund's Expense Limitation Agreement the Trust pays the compensation of the Trustees who are not interested persons of the Trust and all expenses (other than those assumed by UBT), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

        As compensation for its services, the Fund is obligated to pay UBT a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. UBT has agreed voluntarily to waive 0.10% of that fee until further written notice to shareholders. In addition, in the interest of limiting the expenses of the Fund, UBT has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, UBT has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 Fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund (expressed as a percentage of average daily net assets and excluding Rule 12b-1 Fees) to no more than 0.70% for ISC Shares, 0.55% for IC Shares and 0.70% for IRA Shares of the Fund. Reimbursement by the Fund of the advisory fees waived or limited and other expenses reimbursed by UBT pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $50 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by UBT is not permitted.

        Administrator. Under a Fund Administration Agreement, Villanova SA Capital Trust ("VSA"), a wholly owned subsidiary of Villanova Capital, Inc. provides various administrative and accounting services including daily valuation of the Fund's shares and preparation of financial statements, tax returns and regulatory reports.

        Under the Fund Administration Agreement, VSA is entitled to an annual fee of based on the Fund's average daily net assets in the amount of 0.07% up to $250 million in assets, 0.05% on the next $750 million of assets and 0.04% on assets of $1 billion and more subject to a minimum fee of $50,000 per year. As of December 31, 1998, the Fund had not commenced investment operations and had not incurred administration fees.

        Prior to September 1, 1999, Nationwide Advisory Services, Inc. ("NAS") provided fund administration services to the Fund. Effective September 1, 1999, the fund administration services previously performed for the Fund by NAS were transferred to VSA, an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. In addition, BISYS Fund Services OHIO, Inc. began performing certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After these changes were implemented, there was no change in the fees charged for fund administration services for each of the Funds.

        Custodian. The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as Custodian for the Trust pursuant to the Custodian Agreement. As Custodian, it holds the Fund's assets, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

        Transfer Agent. Nationwide Investors Services, Inc. ("NISI"), a wholly-owned subsidiary of VSA, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's Shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, NISI provides the Fund with certain monthly reports, record-keeping and other management-related services. For such services, NISI receives fees of 0.01% of average daily net assets of the Fund.

        Counsel and Independent Accountants. Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43215 serves as counsel to the Trust. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio, 43215 acts as independent public accountants of the Trust.

        Distributor. NAS (the "Distributor") shall serve as the exclusive agent for distribution of shares of the Fund. Pursuant to an underwriting agreement (the "Underwriting Agreement"), the Distributor will be obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered on a continuous basis.

        The Underwriting Agreement is renewable annually. The Underwriting Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Underwriting Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

        The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to enable the Fund to directly and indirectly bear certain expenses relating to the distribution of each Class of the Fund's Shares and/or the ongoing servicing or maintenance of existing shareholder accounts. Pursuant to the Distribution Plan, the Fund will pay the Distributor a fee at the aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to its ISC Shares and IRA Shares. Among other things, the Distributor may use these fees to pay financial intermediaries, plan fiduciaries, and investment professionals ("Service Providers") to compensate them for providing to shareholders or the underlying beneficial owners of Shares; distribution assistance and distribution support services. In addition, the Distributor and UBT, out of their own assets, may pay for certain expenses incurred in connection with the distribution of the Shares of the Fund or the servicing and maintenance of existing shareholder accounts.

        The Distributor shall prepare and deliver written reports to the Trust's Board of Trustees on a regular basis (at least quarterly) setting forth the payments made to the Distributor and Service Providers pursuant to the Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

        Except to the extent that the Distributor or UBT may benefit through increased fees from an increase in the net assets of the Fund which may have resulted in part from expenditures under the Plan, no interested person of the Fund nor any Trustee of the Trust who is not an interested person in the Fund had a direct or indirect financial interest in the operation of the Plan or any related agreement.

        As of December 31, 1998, the Fund had not commenced investment operations and had not incurred any obligation to pay the Distributor under the Plan.

Administrative Services Plan. The Trust has adopted an Administrative Services Plan (the "Services Plan") pursuant to which the Fund is authorized to pay compensation to plan administrators, banks and other financial intermediaries (each a "Service Organization"), which may include UBT, and its affiliates, which agree to provide certain ministerial, record keeping, and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of the Fund. In consideration for such services a Service Organization receives a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.15% of the average daily net assets attributable to ISC Shares and IRA Shares of the Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

        The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of ISC Shares, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and/or providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

        Banking Regulatory Matters. UBT has been advised by its counsel that UBT may perform the services for the Fund contemplated by the Advisory Agreement and other activities for the Fund described in the Prospectus and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent UBT from continuing to perform those services for the Fund. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Board of Trustees would review the relationship with UBT and consider taking all actions necessary under the circumstances.

REDEMPTION OF FUND SHARES

        The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's Securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund also reserves the right to suspend sales of its shares for any period during which the New York Stock Exchange, UBT, the Administrator, Transfer Agent and/or the Custodian are not open for business.

        The Fund intends that it usually will redeem its Shares for cash. The Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period. In addition, the Fund intends to redeem shares in cash for any requests of up to $1,000,000.

        As described in the Prospectus, however, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, to honor any request for redemption by making payment wholly or partly in Securities and in Wrapper Agreements, as the same may be chosen by UBT in its sole discretion (an "in kind redemption"). The Trust, on behalf of the Fund, is seeking an exemptive order from the SEC with respect to redemptions in kind made to shareholders who own 5% or more of the Fund. Until such time as appropriate regulatory authorization is obtained, the Fund will not make redemptions in kind to such shareholders.

        Although the Fund will seek to maintain a stable net asset value per Share, the value of the Shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets (including the Wrapper Agreements) at the time of redemption.

TAXATION

        The Fund is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of the Fund's shareholders. In order to qualify as a regulated investment company, the Fund must, among other things: diversify its investments within certain prescribed limits; and derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. The Code also prohibits a regulated investment company from paying "preferential dividends" to any shareholder, an issue that is especially relevant to any fund which offers multiple classes of shares. In addition, to utilize the tax provisions specially applicable to regulated investment companies, the Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

        A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

        Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, the Code does not provide definitive guidance with respect to all federal income tax issues that may affect the Fund. For example, whether certain expenses may or may not be charged to a class of shares individually or how such expenses (and related income) should be characterized for federal income tax purposes is not clear in all cases. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

        It is expected that the Fund will distribute annually to shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of the Fund and not in cash.

        Distribution by the Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

        Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

        Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than twelve months.

        Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

        Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

        Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. The Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. Because the Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from the Fund will qualify for the 70% dividends received deduction.

        Foreign taxes may be imposed on the Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of the Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

        Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

        Offsetting positions held by the Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

        If the Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

        Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

        The Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) underreports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding, or if the IRS notifies the Fund that (4) the taxpayer identification number furnished by the Shareholder is incorrect or (5) the Fund is required to withhold against such redemptions. An individual's taxpayer identification number is his or her Social Security number.

        Information set forth in the Prospectus and the Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the prospectus and the Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectus and the Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

        Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

FINANCIAL STATEMENTS

        Since the Fund did not begin operations until after December 31, 1998, there are no financial statements for the Fund.


PERFORMANCE INFORMATION

        Standard Performance Information. From time to time, quotations of the Share's performance may be included in advertisements, sales literature or shareholder reports. Performance information or advertisements may include comparisons of the Shares' investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, the Shares' ranking may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, Inc. and Morningstar, Inc.

        Unlike some bank deposits or other investments that pay a fixed yield for a stated period of time, the total return of the Shares will vary depending upon interest rates, the current market value of the securities held by the Fund and the Wrapper Agreements and changes in the expenses of the Shares and the Fund. In addition, during certain periods for which total return may be provided, UBT may have voluntarily agreed to waive portions of its fees, or to reimburse certain operating expenses of the Fund on a month-to-month basis. Such waivers will have the effect of increasing the Shares' net income (and therefore its yield and total return) during the period such waivers are in effect. These performance figures are calculated in the following manner:

        Yield: Yield refers to the income generated by an investment over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond mutual funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

        Total return: The Shares' average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Shares may also calculate total return figures that represent aggregate performance over a period or year-by-year performance.

        Performance Results: Any performance information provided for the Shares should not be considered as representative of its performance in the future, because the NAV and public offering price of Shares will vary based not only on the type, quality and maturities of the securities held by the Fund but also on changes in the current value of such securities and on changes in the expenses of the Fund. Total return reflects the performance of both principal and income.

        Comparisons of Fund Performance. Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investment.

        In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following: Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Morningstar, Inc., New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, ValueLine, Wall Street Journal, Weisenberger Investment Companies Services, Working Women and Worth.

APPENDIX

DESCRIPTION OF RATING SERVICES

The ratings of rating services represent their opinions as to the quality of securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, UBT also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but UBT will consider such an event in its determination of whether the Fund should continue to hold the obligation. The minimum rating required for an obligation to be purchased by the Fund is "investment grade" which means a rating of Baa or better by Moody's, BBB or better by S&P and BBB or better by Duff & Phelps. A description of the ratings referred to herein and in the Prospectus is set forth below.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa             Bonds rated Aa are judged to be of high quality by all standards.
               Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa            Bonds rated Baa are considered as medium-grade obligations, i.e.
               they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or elements of danger may be present with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C Bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it usually exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DUFF & PHELPS' LONG-TERM DEBT RATINGS:

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB Below investment grade but deemed likely to meet obligation when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP             Preferred stock with dividend arrearages.


DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF S&P SHORT-TERM ISSUER CREDIT RATINGS:

A-1 Strong capacity to meet financial commitments. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2 Satisfactory capacity to meet financial commitments. However, the obligor is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 Adequate capacity to meet financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

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DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

D-1+ Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


DESCRIPTION OF MOODY'S INSURANCE FINANCIAL STRENGTH RATINGS:

Aaa Exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa Excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Questionable financial security. Often the ability of these companies to meet policyholder obligations maybe very moderate and thereby not well safeguarded in the future.

B Poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

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Ca             Extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Lowest rated class of insurance company. Such companies can be regarded as having extremely poor prospects of ever offering financial security.

Numeric modifiers: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

DESCRIPTION OF S&P CLAIMS PAYING ABILITY RATING DEFINITIONS:

Secure Range: AAA to BBB

AAA            Superior financial security on an absolute and relative basis.
               Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.


Vulnerable Range: BB to CCC

BB Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

B Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

R Regulatory action. As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided

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
               by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The "R" rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

Plus (+) or minus (-) Ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DUFF & PHELPS' CLAIMS PAYING ABILITY RATINGS:

AAA            Highest claims paying ability.  Risk factors are negligible.

AA             Very high claims paying ability. Protection Factors are strong.
               Risk is modest, but may vary slightly over time due to economic and/or underwriting conditions.

A High claims paying ability. Protection factors are average and there is an expectation of variability in risk over time due to economic and/or underwriting conditions.

BBB            Adequate claims paying ability. Protection factors are adequate.
               There is considerable variability in risk over time due to economic and/or underwriting conditions.

BB Uncertain claims paying ability and less than investment grade quality. However, the company is deemed likely to meet these obligations when due. Protection factors will vary widely with changes in economic and/or underwriting conditions.

B Possessing risk that policyholder and contractholder obligations will not be paid when due. Protection factors will vary widely with changes in economic and underwriting conditions or company fortunes.

CCC There is substantial risk that policyholder and contractholder obligations will not be paid when due. Company has been or is likely to be placed under state insurance department supervision.

DD             Company is under an order of liquidation.


                  [END OF STATEMENT OF ADDITIONAL INFORMATION]

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